                                                                    Exhibit 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                       [_]

                              --------------------


                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


             New York                                      13-5160382
       (State of incorporation                          (I.R.S.employer
     if not a U.S. national bank)                       identification no.)

   48 Wall Street, New York, NY                              10286
(Address of principal executive offices)                   (Zip code)

                              --------------------


                           CROSS TIMBERS OIL COMPANY
              (Exact name of obligor as specified in its charter)


             Delaware                                      75-2347769
    (State or other jurisdiction of                     (I.R.S. employer
    incorporation or organization)                      identification no.)


    810 Houston Street, Suite 2000
           Fort Worth, TX                                    76102
(Address of principal executive offices)                   (Zip code)

                              --------------------


               9 1/4% Series B Senior Subordinated Notes due 2007
                      (Title of the indenture securities)



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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                Name                                     Address

--------------------------------------------------------------------------------
     Superintendent of Banks of            2 Rector Street, New York, NY 10006
     the State of New York                 and Albany, N.Y. 12203

     Federal Reserve Bank                  33 Liberty Plaza, New York, NY 10045
     of New York

     Federal Deposit                       Washington, D.C.  20429
     Insurance Corporation

     New York Clearing                     New York, New York  10005
     House Association

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 6th day of May, 1997.


                                         THE BANK OF NEW YORK


                                         By:/s/ Mary LaGumina
                                            -----------------------
                                            Mary LaGumina
                                            Assistant Vice President

                                   Exhibit 7
                                       to
                                    Form T-1

                                                                       Exhibit 7

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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                        Dollar Amounts
ASSETS                                                    in Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
  currency and coin .........................              $ 4,404,522
  Interest-bearing balances ..................                 732,833
Securities:
  Held-to-maturity securities ...............                  789,964
  Available-for-sale securities .............                2,005,509
Federal funds sold in domestic offices
  of the bank:
  Federal funds sold ........................                3,364,838
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income ..................................               28,728,602
  LESS: Allowance for loan and
    lease losses ............................                  584,525
  LESS: Allocated transfer risk
    reserve .................................                      429
    Loans and leases, net of unearned
    income, allowance, and reserve                          28,143,648
Assets held in trading accounts .............                1,004,242
Premises and fixed assets (including
  capitalized leases) .......................                  605,668
Other real estate owned .....................                   41,238
Investments in unconsolidated
  subsidiaries and associated
  companies .................................                  205,031
Customers' liability to this bank on
  acceptances outstanding ...................                  949,154
Intangible assets ...........................                  490,524
Other assets ................................                1,305,839
                                                           -----------
Total assets ................................              $44,043,010
                                                           ===========

LIABILITIES
Deposits:
  In domestic offices .......................              $20,441,318
  Noninterest-bearing .......................                8,158,472
  Interest-bearing ..........................               12,282,846
  In foreign offices, Edge and
    Agreement subsidiaries, and IBFs ........               11,710,903
  Noninterest-bearing .......................                   46,182

  Interest-bearing....................                    11,664,721
Federal funds purchased in
  domestic offices of the
  bank:
  Federal funds purchased.............                     1,565,288
Demand notes issued to the U.S.
  Treasury............................                       293,186
Trading liabilities...................                       826,856
Other borrowed money:
  With original maturity of one year
    or less...........................                     2,103,443
  With original maturity of more than
    one year..........................                        20,766
Bank's liability on acceptances
  executed and outstanding............                       951,116
Subordinated notes and debentures.....                     1,020,400
Other liabilities.....................                     1,522,884
                                                         -----------
Total liabilities.....................                    40,456,160
                                                         -----------

EQUITY CAPITAL
Common stock..........................                       942,284
Surplus...............................                       525,666
Undivided profits and capital
  reserves............................                     2,129,376
Net unrealized holding gains
  (losses) on available-for-sale
  securities..........................                   (     2,073)
Cumulative foreign currency
  translation adjustments.............                   (     8,403)
                                                         -----------
Total equity capital..................                     3,586,850
                                                         -----------
Total liabilities and equity
  capital.............................                   $44,043,010
                                                         ===========

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


   J. Carter Bacot
   Thomas A. Renyi        Directors
   Alan R. Griffith

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